Exhibit 99.1 Analyst & Investor Research Webcast September 28, 2021 1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. 2

Today’s agenda PRESENTATION SPEAKER Paul Bolno, MD, MBA Opening Remarks President and CEO Chandra Vargeese, PhD Applying PRISM Principles for Rational Oligonucleotide Design Chief Technology Officer Chandra Vargeese, PhD Building a Best-in-Class ADAR Editing Capability: Introducing AIMers Chief Technology Officer Ken Rhodes, PhD Advancing ADAR Editing in the CNS SVP, Therapeutics Discovery Paloma Giangrande, PhD Restoring Functional AAT Protein with ADAR Editing: Program Update VP, Platform & Discovery Sciences Biology Q&A Paul Bolno, MD, MBA Closing Remarks President and CEO 3

Opening Remarks Paul Bolno, MD, MBA President and CEO 4

We are taking part in a genetic revolution • Greater understanding of genetic • Wave is developing therapeutics to drug drivers of disease and definition at the transcriptome to turn on, switch molecular level off, or modulate expression of faulty genes • >6,000 genetically defined diseases • Increase in genetic testing enabling identification of individuals likely to DNA benefit from treatment Many diseases beyond RNA the reach of traditional treatments Protein Sources: Shen et al, Genetics Research, 2015; Hopkins et al, Nat Rev Drug Discov, 2002; geneticdiseasefoundation.org 5

Strategic decision to intervene at RNA level RNA-targeting therapeutics offer ideal balance of precision, durability, potency, and safety Address underlying genetic Defined path to drivers of disease commercialization Durable effects to enable Simplified delivery infrequent dosing 6

Biological machinery in our cells can be harnessed to treat genetic diseases Editing Silencing Splicing • Oligonucleotide-• Leverages exon skipping • Efficient editing of RNA directed delivery of RNA machinery to restore a bases using endogenous to regulate enzymes working transcript ADAR Endogenous RNase H Endogenous AGO2 RISC Endogenous Restored Reading ADAR enzyme Frame 7

Unlocking the body’s own ability to treat genetic disease DESIGN OPTIMIZE Chemistry Unique ability to construct Provides the resolution to Sequence single isomers and control observe this structural three structural features of interplay and understand how oligonucleotides to efficiently it impacts key pharmacological engage biological machinery properties Stereochemistry Built-for-Purpose Candidates to Optimally Address Disease Biology Silencing | Splicing | RNA Editing 8

Wave is the leader in chirally-controlled rationally designed stereopure oligonucleotides

Stereochemistry is a reality of chemically-modified nucleic acid therapeutics

Current therapeutics with chiral backbone modifications:

Antisense oligonucleotides	**siRNA**
Exon-skipping oligonucleotides	**mRNA therapeutics**
RNA guide strands	

Chirality matters: affects pharmacology of oligonucleotides *in vitro* and *in vivo*

Increasingly recognized by leaders in nucleic acid therapeutics:



PRISM controls stereochemistry throughout drug discovery and development process

Enables design and optimization of fully-characterized, **single-isomer** RNA therapeutics



Dominant IP portfolio and unique ability to manufacture and screen stereopure oligonucleotides

WAVE LIFE SCIENCES

Jahns et al., NAR, 2021; Hansen, et al. 2021; Funder, Albaek et al. 2020

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PRISM platform is continuously improving Design & optimize PN chemistry Stereochemistry Choose Machine modality to learning Rapidly Genetic code Predictive best address develop modeling carried by Scalable, genetic target clinical RNA to cost-effective candidates in predict manufacturing Silencing reproducible sequence Splicing way In vivo Editing models Iterative analysis of Platform in vitro and improves as in vivo learnings outcomes from each program are applied Continuous definition of design principles deployed across programs 10

Improvements in PRISM primary screen hit rates accelerate drug discovery Primary screen hit rates with silencing far above industry standard hit rates Chemistry, PN stereochemistry & machine learning optimization 100 80 80.0% (2020 - current) 60 55.4% (2019) 40 Stereopure 32.9% 20 Stereorandom 12.2% 0 Chemistry improvements and PRISM advancement All screens used iPSC-derived neurons; Data pipeline for improved standardization. Hit rate = % of oligonucleotides with target 11 knockdown greater than 50%. Each screen contains >100 oligonucleotides. ML: machine learning % Hit Rate

Data sciences enable prediction of new potential therapeutic exon-skipping targets

Model trained on millions of known protein sequences

Is an exon amenable to exon-skipping oligonucleotides?


PRISM
202 Genomes
Annotated Consitutive
Annotation with Single Isoform
Annotated Skipped
Out of Frame
In Frame
Test Exons Removed from Training
Results
Training Set 90% (0.99 Accuracy)
Validation Set 10% (0.93 Accuracy)

Predicts skippable exons that are currently undiscovered

Identified >10,000 exons that are predicted to be skippable but are currently unannotated


Intersection Size
33705
10404
7860
5650
3416
418
Many predicted skippable but unannotated exons are validated in public data
Set Size

Identifies clinically relevant genes with skippable exons

Identified ~2,500 potential exon-skipping targets with oligonucleotide therapeutics as compared ~100 identified skippable in literature


Experimentally confirmed (PubMed)
Exon ByPASS predicted
~100 genes
~2500 genes

Exon ByPASS: predicting Exon-skipping Based on Protein Amino acid SequenceS; Data presented at OTS 2021. Manuscript submitted

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Advancing programs using multiple modalities Silencing Skipping Editing ALS and FTD DMD AATD C9orf72 (WVE-004) Exon 53 (WVE-N531) SERPINA1 Huntington’s disease mHTT SNP3 (WVE-003) Neurology Multiple undisclosed targets ALS: Amyotrophic lateral sclerosis; FTD: Frontotemporal dementia; DMD: Duchenne muscular dystrophy; AATD: Alpha-1 antitrypsin deficiency 13

Building a leading genetic medicines company • Scientific approach focused on unlocking the body’s own ability to treat genetic disease • PRISM platform enables multiple modalities for built-for-purpose therapeutics • Leading the way in rationally designed stereopure oligonucleotides with innovative backbone chemistry • Robust portfolio of PN-modified, stereopure oligonucleotides, including three programs in clinic and multiple ADAR editing discovery programs 14

Applying PRISM Principles for Rational Oligonucleotide Design Chandra Vargeese, PhD Chief Technology Officer 15

PRISM platform enables rational drug design

PRISM

Sequence

B: bases

A, T, C, mC, G, U,
other modified bases

Stereochemistry

Chiral control of
any stereocenter

5' modifications,
backbone modifications



Chemistry
Sequence
Stereochemistry

Chemistry

R: 2' modifications

OMe, MOE, F,
other modifications

X: backbone chemistry

PO, PS, PN



O
5'
B
O
3'
2'
X
O
R
P
O
O
5'
B
O
3'
2'
O
R

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Optimization framework compatible across different modalities Interplay between key structural ..to modulate key … and apply to multiple components of oligonucleotides… aspects of activity… therapeutic modalities • Silencing Potency Tissue exposure• Splicing (exon-skipping) Duration of activity • ADAR editing 17

Innovating new backbone chemistry modifications

PRISM backbone linkages

PO	PS	PN
		
		
Chirality None	**Chirality** PS backbone *Rp* PS backbone *Sp*	**Chirality** PN backbone *Rp* PN backbone *Sp*
Negative charge	**Negative charge**	**Neutral charge**



Phosphoryl guanidine x-ray structure



example

PO: phosphodiester PS: phosphorothioate

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Rationally placed stereopure PN modifications enhance pharmacology across modalities

PRISM


example

Adding PN linkages benefits all PRISM modalities…

Silencing	• Efficient engagement of RNase H or Ago2
Splicing	• Efficient uptake in the cell nucleus
Editing	• Efficient engagement of ADAR

… and improves key pharmacological drivers of translation

Potency	• Target knockdown, splicing or editing
Exposure	• In the right tissues, cells and cellular compartments
Durability	• Enabling infrequent administration

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Potency is enhanced with addition of PN modifications across modalities Silencing Splicing Editing Target knockdown (% remaining) % Skipping % Editing 100 80 60 40 20 0 -8 -6 -4 -2 0 2 10 10 10 10 10 10 Concentration (µM) Concentration (mM) Ranked by potency of reference PS/PO compound Ranked by potency of reference PS/PO compound PS/PO/PN PS/PO (Stereopure) PS/PO reference compound PS/PN modified compound PS/PO (Stereorandom) Left: Experiment was performed in iPSC-derived neurons in vitro; target mRNA levels were monitored using qPCR against a control gene (HPRT1) using a 20 linear model equivalent of the DDCt method; Middle: DMD patient-derived myoblasts treated with PS/PO or PS/PO/PN stereopure oligonucleotide under free-uptake conditions. Exon-skipping efficiency evaluated by qPCR. Right: Data from independent experiments Improved knockdown Improved skipping % Editing Improved editing

Adding PN chemistry modifications to C9orf72-targeting oligonucleotides improved potency *in vivo*



Spinal Cord
Cortex
%C9orf72 V3 transcript remaining
0
25
50
75
100
0.3
1.0
3.0
10.0
Exposure (µg/g)
C9orf72-targeting oligonucleotides
PS/PO backbone chemistry
PS/PO/PN backbone chemistry
Improved knockdown
Improved tissue exposure

Target knockdown: Liu, TIDES poster 2021; Oligonucleotide concentrations quantified by hybridization ELISA. Graphs show robust best fit lines with 95% confidence intervals (shading) for PK-PD analysis. Manuscript submitted.

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Adding PN chemistry modifications led to overall survival benefit in dKO model PN-containing molecules led to 100% dKO survival 100 PS/PO/PN, 150 mg/kg weekly PS/PO/PN, 75 mg/kg bi-weekly PS/PO, 150 mg/kg weekly 75 PBS 50 25 Note: Untreated, age-matched mdx mice had 100% survival at study termination [not shown] 0 0 4 8 12 16 20 24 28 32 36 40 Time (weeks) dKO; double knockout mice lack dystrophin and utrophin protein. mdx mice lack dystrophin. Left: Mice with severe disease were euthanized. dKO: 22 PS/PO/PN 150 mg/kg n= 8 (p=0.0018); PS/PO/PN 75 mg/kg n=9 (p=0.00005); PS/PO n=9 (p=0.0024), PBS n=12 Stats: Chi square analysis with pairwise comparisons to PBS using log-rank test. Manuscript submitted. Survival probability (%)

PN chemistry improves exposure and target engagement in key tissues p≤0.0001 p≤0.0001 p≤0.0001 Exon-skipping oligonucleotides PS/PO p≤0.0001 backbone chemistry p≤0.0001 PS/PO/PN p≤0.01 backbone chemistry p≤0.0001 p≤0.0001 p≤0.0001 6x weekly 75 mg/kg subcutaneous doses; Sample collected 2 days after last dose. Manuscript submitted 23

PRISM principles applied to another class of silencers: siRNA PRISM siRNA AGO2 RISC Complex 24

Application of PRISM principles to siRNA improves another class of silencers PN chemistry improves potency and durability of ESC format Potency Durability Ago2-loading mTtr mRNA (liver) mTTR protein (serum) Guide strand-Ago2 IP (liver) Dose (2 mg/kg) Dose (6 mg/kg) **** 15 125 35x 100 100 ~2-fold 75 10 75 **** ** 50 50 5x 25 5 25 -5 p < 1.0 x 10 0 0 0.6 10 20 30 40 0 2 6 0 Time (days) Dose (mg/kg) siRNA chemistry PBS ESC Ref PS/PO PN/PS/PO Ttr-targeted siRNA (Left) C57Bl/6 mice administered single 0.2, 2 or 6 mg/kg subcutaneous dose on day 1. Tissue harvested on day 8. Stats: 2-way ANOVA with post-hoc comparison to ESC. (Middle) Mice received single 6 mg/kg subcutaneous dose on day 1. Serum collected weekly. Stats: 2-way mixed ANOVA with post hoc comparisons PN vs Reference. (Right) As described for 25 left panel (2 mg/kg); Ago2 loading measured by qPCR after immunoprecipitation (IP) and normalized to miR-122; Stats: 1-way ANOVA followed by Tukey’s honest significance test. ** P<0.01, *** P<0.001****, P<0.0001. All post-hoc P values Bonferroni-corrected for multiple hypotheses. Reference: Enhanced Stabilization Chemistry ESC Ref PS/PO PN/PS/PO % Ttr mRNA remaining % Serum Ttr (relative to pre-dose) Relative Guide strand loading (Ttr/miR-122)

Application of PN chemistry to siRNA: Improving on the state-of-the-art PN chemistry extends duration of GalNAc-conjugated Advanced ESC format Enhanced duration of activity with PN Dose mTTR protein (serum) (1 mg/kg) PBS Adv ESC Ref PN/PS/PO • PN extends 50% knockdown period for GalNAc-conjugated Adv ESC 100 siRNAs 75 • Further optimization studies are in progress 50 50% increase in duration of activity 25 -12 p < 1.0 x 10 0 0 20 40 60 80 Time (days) Mice received a single 1 mg/kg subcutaneous dose on day 1. Serum was collected weekly. Stats: 2-way mixed ANOVA with post hoc comparisons PN vs 26 Reference. P value is Bonferroni corrected for multiple hypotheses. % Serum Ttr (relative to PBS)

PRISM provides visibility into effects of backbone stereochemistry within every sequence • Backbone stereochemistry impacts pharmacologic properties • PRISM enables stereochemical control to fully characterize and investigate structure activity relationship (SAR) of each therapeutic candidate • Standard in small molecule and antibody development Backbone stereochemistry can be a tool to modulate pharmacologic properties, including tolerability 27

A single stereoisomeric change can dramatically alter the tolerability profile in vivo GalNAc conjugated Isomer1 Same sequence and chemical oligonucleotide administered modifications, but different stereochemistry subcutaneously Isomer2 Stereoisomers have similar Changing backbone stereochemistry leads to different hepatotoxicity profiles in vivo pharmacodynamic effects Target knockdown ALT AST Tnfrsf10b **** (liver) *** **** 1500 10000 150 15000 125 10000 5000 1000 100 5000 1000 75 1500 ns 750 500 50 1000 500 500 25 250 0 0 0 0 C57Bl/6 mice were administered 5 mg/kg oligonucleotide or PBS by subcutaneous injection on days 1, 3, 5 and 8. Liver tissue was collected on day 11. 28 Target mRNA was normalized to Hprt1. Data are presented as mean ± sem (n=5). Stats: One-way ANOVA ns not significant, PBS phosphate buffered saline, NTC non-targeting control Undisclosed target Percentage mRNA remaining ALT (U/L) AST (U/L) Tnfrsf10b (normalized to PBS)

Stereoisomeric changes can dramatically alter the tolerability profile in the CNS in vivo Unconjugated Isomer 1 Same sequence and chemical oligonucleotide administered modifications, but different stereochemistry ICV Isomer 2 Changing backbone stereochemistry leads to Stereoisomers have similar different tolerability profiles in vivo pharmacodynamic effects in vivo CNS target knockdown in vivo Percentage Body Weight Change 40 PBS 1.0 20 Isomer 1 Isomer 2 ns 0 0.5 -20 0.0 PBS Isomer 1 Isomer 2 7 14 21 28 35 42 49 56 Day Left: In a target engagement study, 7 mice administered 2 x 50 ug oligonucleotide or PBS by ICV on days 0 and 7. Tissue collected on day 14. Target 29 mRNA normalized to Tubb3 and plotted relative to PBS. Data presented as mean ± SD (n=7). Stats: One-way ANOVA ns not significant, PBS phosphate buffered saline. Right: wtmouse tolerability study, n=4 administered 100 ug oligonucleotide or PBS by ICV on day 0 and monitored for 8 weeks. Undisclosed target, relative to PBS Average % Body Weight Change

PRISM enables novel advances in oligonucleotide design for optimization of RNA therapeutics • PRISM uses deep understanding of interplay between sequence, chemistry and stereochemistry • Rationally placed PN backbone chemistry modifications improve potency, durability of effect and distribution in vitro and in vivo across silencing, including RNAi, splicing and editing modalities • Backbone stereochemistry can be a tool to modulate pharmacologic properties, including tolerability 30

Building a Best-in-Class RNA Editing Capability: Introduction of AIMers Chandra Vargeese, PhD Chief Technology Officer 31

Unlocking RNA editing with PRISM platform to develop AIMers: A-to-I editing oligonucleotides

Free-uptake of chemically modified oligonucleotides



Endogenous enzymes

ADAR
RNase H
AGO2
Spliceosome

- First publication (1995) using oligonucleotide to edit RNA with endogenous ADAR[1]
- Wave goal: Expand toolkit to include editing by unlocking ADAR with PRISM oligonucleotides

- ✓ Learnings from biological concepts
- ✓ Applied to ASO structural concepts
- ✓ Applied PRISM chemistry

AIMer:

Wave's **A**-to-**I** editing oligonucleotides



ADAR enzymes

- Catalyze conversion of A-to-I (G) in double-stranded RNA substrates
- A-to-I (G) edits are one of the most common post-transcriptional modifications
- ADAR1 is ubiquitously expressed across tissues, including liver and CNS



[1]Woolf et al., PNAS Vol. 92, pp. 8298-8302, 1995

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Building best-in-class ADAR editing capability Topics of discussion 1 2 3 Applications Design & Optimize Translation in vivo • Restore protein expression • Modulate protein activity 33

ADAR editing enables correction of single-point mutations to restore functional protein

Restore functional protein


AIMer
A
I(G)
DNA

Restore or correct expression



Example therapeutic areas

- AATD
- Rett syndrome
- Recessive or dominant genetically defined diseases

- >32,000 pathogenic human SNPs[2] – nearly half are ADAR amenable (G-to-A mutations)
- Tens of thousands of potential disease variants A-to-I(G) editing could target[1]
- ~12% of all reported disease-causing mutations are single point mutations that result in a premature stop codon[3]

WAVE LIFE SCIENCES

SNP: single nucleotide polymorphism A: Adenosine I: Inosine G: Guanosine
[1]ClinVar database [2]Gaudeli NM et al. *Nature* (2017) [3]Keeling KM et al., Madame Curie Bioscience Database 2000-2013

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ADAR editing to modulate proteins at transcript level opens wide range of large therapeutic applications Modulate downstream protein interactions with single RNA base edit Example therapeutic areas AIMer Upregulate expression • Haploinsufficient Modify function diseases A I(G) • Loss of function Modulate protein- protein interaction• Neuromuscular • Dementias Post-translational modification• Familial epilepsies Alter folding (stability) • Neuropathic pain Alter processing • Opens wide range of therapeutic applications with large patient populations 35

Building best-in-class ADAR editing capability Topics of discussion 1 2 3 Applications Design & Optimize Translation in vivo • Restore protein expression• Applying unique chemistry capabilities to AIMers enhances • Modulate protein activity editing • Optimization of chemistry and SAR informs design principles for future rational design 36

Unique chemistry platform enables rational design of AIMers to efficiently recruit ADAR enzymes AIMers • RNA base editing oligonucleotides • Short, single-stranded • Fully chemically modified • Modified nucleobases • Stereopure PS and PN backbone modifications • Compatible with targeting ligands 37

Stereochemistry and PN chemistry enhance potency and editing efficiency of AIMers ACTB editing in primary human hepatocytes using GalNAc-mediated uptake 100 80 AIMer chemistry PS / PO / PN 60 PS / PO 40 (Stereopure) 20 PS / PO (Stereorandom) 0 -8 -6 -4 -2 0 2 10 10 10 10 10 10 Concentration (µM) Data from independent experiments; Total RNA was harvested, reverse transcribed to generate cDNA, and the editing target 38 site was amplified by PCR and quantified by Sanger sequencing % Editing

Levels of endogenous ADAR enzyme are not rate limiting for editing



Primary Human Hepatocytes (transfection)
% Editing (Mean, s.e.m)
80
60
40
20
0
ns
ns
ACTB
EEF1A1
UGP2
Single AIMer
Multiple AIMers targeting different sequences "multiplex"

- Endogenous ADAR enzyme supports editing on multiple independent targets
- Editing efficiency comparable even when additional AIMers targeting different sequences are added, suggesting there is a more than sufficient reservoir of ADAR enzyme

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Percentage A-to-I editing detected on the indicated transcripts in presence of 20 nM each of a single (Isolated) or multiple (Multiplex) AIMers after transfection of primary human hepatocytes (left), or in the presence of 1.1 mM each of a single (Isolated) or multiple (Multiplex) GalNAc conjugated AIMers (right). Data are presented as mean ± SEM, n=3. P values as determine by two-tailed Welch's t-test are indicated. NTC non-targeting control. Manuscript submitted.

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Optimization of every dimension to inform future rational design of AIMers Motif on target Sequence is one of multiple dimensions for optimization NNN AIMer Sequence space is defined XAX mRNA target • >300 unique AIMers tested containing different base pair combinations • Identified base modification combinations with high editing efficiency to optimize sequence Learnings inform design principles deployed across future targets 40 Motif on AIMer

ADAR interacts with double-stranded RNA duplex in a sequence independent way RNA-editing design applicable across targets in vitro in primary human hepatocytes AIMer 80 60 A 40 I(G) 20 0 • Editing achieved across several distinct RNA transcripts • The intrinsic function of ADAR is to recognize dsRNA independent of sequence • Supports potential for technology to be applied across variety of disease targets Data presented at 1st International Conference on Base Editing – Enzymes and Applications (Deaminet 2020). Manuscript submitted. 41 Transcript 1 Transcript 2 Transcript 3 Transcript 4 Transcript 5 Transcript 6 Transcript 7 Transcript 8 Percentage A® G editing

Building best-in-class ADAR editing capability Topics of discussion 1 2 3 Applications Design & Optimize Translation in vivo • Restore protein expression• Applying unique chemistry • GalNAc-conjugated AIMers: liver capabilities to AIMers enhances • Modulate protein activity• Unconjugated AIMers: CNS, editing ophthalmology and beyond • Optimization of chemistry and SAR informs design principles for future rational design 42

huADAR mouse enables optimization of AIMers to human ADAR Human ADAR expression in hepatocytes huADAR mouse Genotype Human ADAR1 ✓ huADAR/mADAR GAPDH Human ADAR expressed in all tissues • Transgenic mouse expressing Human ADAR expression in neurons human ADAR1 C57Bl/6 hADAR1 mouse mouse Human • Expression of ADAR in liver and Human ADAR1 neurons in mouse approximates expression in corresponding GAPDH human tissues Western blots showing expression of ADAR1 and GAPDH proteins in the indicated tissue 43 Left: Protein extracts from human hepatocytes, C57Bl/6 or hADAR1 mouse liver; Right: Protein extracts from cerebellum (Cereb), pons/medulla (pons/med), cortex (Ctx), midbrain (Mbrn), or human iCell neurons (iNeurons)

GalNAc-conjugated AIMers demonstrate proof-of concept of RNA editing in liver Rapidly advancing first therapeutic program Routes of Delivery administration Tissue types GalNAc-conjugated Subcutaneous Liver AATD program Unconjugated IVT Ophthalmology Intrathecal (IT) Central nervous system (CNS) PN-modified AIMers direct potent and durable editing in vivo 44

GalNAc-conjugated AIMers support efficient, durable and highly specific ADAR editing in NHPs

Dose-dependent editing in NHP hepatocytes *in vitro*



0.266 nM
1.332 nM
6.66 nM
33.3 nM
% ACTB Editing
100
75
50
25
0
0%
ACTB-1
ACTB-2
ACTB-3
AIMers

Substantial and durable editing in NHP liver *in vivo*



Day 50
RNA editing
in NHP
% ACTB Editing
60
40
20
0
AIMers
ACTB-1
ACTB-2
ACTB-3
7
43
50
Time (days)

ADAR editing with ACTB AIMer is highly specific



RNA editing within full transcriptome
(primary human hepatocytes)
ACTB
Confidence (LOD score)
6000
4000
2000
0
20
40
60
% Editing

RNA editing only detected at editing site in ACTB transcript

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Left: Total RNA harvested, reverse transcribed to generate cDNA, and editing target site amplified by PCR; % Editing quantified from Sanger sequencing using EditR program; Center: 5mg/kg SC: Day 1,2,3,4,5; Liver Biopsy for mRNA (ACTB Editing); Right: Dosed 1um AIMer, 48 hours later RNA collected, RNAseq conducted using strand-specific libraries to quantify on-target ACTB editing and off-target editing; plotted circles represent sites with LOD>3. Manuscript submitted. NHP: non-human primate; ACTB: Beta-actin

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Unconjugated AIMers expand tissues amenable to ADAR editing Opportunity for future pipeline programs Routes of Delivery administration Tissue types GalNAc-conjugated Subcutaneous Liver Unconjugated MECP2 and IVT Ophthalmology undisclosed exploratory Intrathecal (IT) Central nervous system (CNS) programs PN-modified AIMers direct potent and durable editing in vivo 46

Up to 50% editing in vivo in the posterior of eye one month post-single IVT dose AIMers in retina Durable, dose-dependent editing post- at 4 weeks single intravitreal dose of UGP2 AIMer-1 80 80 60 60 50 ug 40 40 20 20 10 ug 0 0 PBS 10 ug 50 ug PBS 10 ug 50 ug 1 week 4 weeks Mice received a single IVT injection (10 or 50 ug AIMer), and eyes were collected for RNA analysis and histology 1 or 4 weeks later. Left: editing evaluated by Sanger sequencing, and % RNA editing calculated with EditR. PBS 47 Right: FFPE and RNA scope assay specific for AIMer, red = oligo, blue = nuclei. Posterior region: retina, choroid, sclera. %UGP2 mRNA editing %UGP2 mRNA Editing

AIMers direct editing in vitro in multiple CNS cell types and throughout CNS in vivo Editing in CNS of hADAR mouse In vitro dose-response (Single ICV injection, 100 mg) 80 100 UGP2 AIMer-1 *** *** 80 UGP2 AIMer-1 60 PBS *** 60 *** 40 40 ** ** 20 20 0 0 0.01 0.1 1 10 100 1 2 3 4 5 6 Concentration (mM) iNeurons iAstrocytes hADAR: human ADAR; UGP2: Glucose Pyrophosphorylase 2; CNS: central nervous system; Editing observed across all tested tissues of huADAR- 48 transgenic mice. N=5 PBS or single 100 mg ICV dose on day 0, necropsied on day 7. RNA harvested, editing measured by Sanger sequencing. ACTB b- actin; Stats: *p<0.05; **p<0.01; ***p<0.001; ****p<0.0001; all comparisons to PBS-treated group by t test (P values Bonferroni corrected) % Editing % Editing

Substantial in vivo RNA editing out to at least 4 months post-single dose in CNS tissues UGP2 AIMer-1 Peak RNA editing observed one-month post-single dose across tissues PBS Cortex Hippocampus Striatum Brain stem Cerebellum Spinal cord 80 80 80 80 80 80 **** ** ** 60 60 60 60 60 60 ** **** * *** * ** * *** *** * *** *** *** ** *** **** 40 40 40 40 40 40 ** * ** ** ** ** * 20 20 20 20 20 20 0 0 0 0 0 0 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 PBS PBS PBS PBS PBS PBS Weeks Weeks Weeks Weeks Weeks Weeks Peak 30% >40% 25% >40% 50% >65% editing Transgenic huADAR mice administered 100 mg AIMer or PBS on day 0 and evaluated for UGP2 editing across CNS tissues at 1, 4, 8, 12, and 16- 49 weeks post dose. Percentage UGP2 editing determined by Sanger sequencing. Stats: 2-way ANOVA compared to PBS (n=5 per time point per treatment) *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001. ICV intracerebroventricular; PBS phosphate buffered saline % UGP2 editing

UGP2 AIMer-1 distributes throughout CNS



Frontal cortex
Hippocampus
Cerebellum
Spinal cord
UGP2
PBS

Sections from treated mice 12-weeks after a single 100 µg dose of UGP2-AIMer or PBS (bottom). ViewRNA (red, Fast red) was used to detect oligonucleotides; sections are counterstained with hematoxylin (blue nuclei). Magnification 10X (top & bottom), 40X (middle, oil), 10X

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Achieving productive editing in multiple NHP tissues with unconjugated systemic AIMer delivery ✓ GalNAc-conjugated (Targeted - subcutaneous) Editing in NHP 1-week post-single dose ✓ Unconjugated (Local – IVT, IT) SC administration 60 ✓ Unconjugated (Systemic) 40 • NHP study demonstrated productive editing in 20 kidney, liver, lung and heart with single subcutaneous dose 0 PBS ACTB AIMer NHP: non-human primate; ACTB: Beta-actin 51 Dose: 50 mg/kg SC on Day 1 Necropsy for mRNA (ACTB Editing) Day 8 % ACTB editing

Achieving productive editing in multiple immune cell types with AIMers in vitro ACTB AIMer Mock Human peripheral blood CD4+ T-cell ***** mononuclear cell CD4 (PBMC) CD8+ ***** T-cell CD8 CD14 ***** CD14 Monocytes CD19 ***** CD19 B-cell NK NK ***** NK-cell Tregs ***** Treg T-cell Activate (PHA) → Dose → Sort 0 20 40 60 80 100 % ACTB Editing Human PBMCs dosed with 10 uM ACTB AIMers, under activating conditions (PHA). After 4 days, different cell types isolated, quantitated for editing %. 52 ACTB: Beta-actin; Two-way ANOVA followed by post hoc comparison per cell line. P values were Bonferroni-corrected for multiple hypotheses

Ongoing chemistry optimization continues to drive potency gains In vitro dose-response in iCell neurons 80 60 ~75% more efficient editing 40 with optimized AIMers 20 0 1.0 3.0 1.0 3.0 Concentration (mM) Initial Optimized chemistry chemistry iCell neurons treated with 1 or 3 mM UGP2 AIMer with old (left, blue) or new (right, green) chemistry. Data are mean ± sd. 53 % UGP2 editing

Rapidly advancing best-in-class ADAR editing capability Principles of PRISM rational chemistry capabilities design Efficient, Leverages durable and AIMers endogenous highly specific RNA editing ADAR editing in oligonucleotides enzymes multiple tissues Compatible In vivo with GalNAc for models editing in liver 54

Advancing ADAR Editing in the CNS Ken Rhodes, PhD SVP, Therapeutics Discovery 55

Substantial in vivo RNA editing out to at least 4 months post-single dose in CNS tissues UGP2 AIMer-1 Peak RNA editing observed one-month post-single dose across tissues PBS Cortex Hippocampus Striatum Brain stem Cerebellum Spinal cord 80 80 80 80 80 80 **** ** ** 60 60 60 60 60 60 ** **** * *** * ** * *** *** * *** *** *** ** *** **** 40 40 40 40 40 40 ** * ** ** ** ** * 20 20 20 20 20 20 0 0 0 0 0 0 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 1 4 8 12 16 PBS PBS PBS PBS PBS PBS Weeks Weeks Weeks Weeks Weeks Weeks Peak 30% >40% 25% >40% 50% >65% editing Transgenic huADAR mice administered 100 mg AIMer or PBS on day 0 and evaluated for UGP2 editing across CNS tissues at 1, 4, 8, 12, and 16- 56 weeks post dose. Percentage UGP2 editing determined by Sanger sequencing. Stats: 2-way ANOVA compared to PBS (n=5 per time point per treatment) *P<0.05, **P<0.01, ***P<0.001, ****P<0.0001. ICV intracerebroventricular; PBS phosphate buffered saline % UGP2 editing

Expanding addressable disease target space using ADAR editing to modulate proteins ADAR editing of Impact diseases Restore or modify protein function mRNA Post- Examples: Correction translational modification • Familial epilepsies • Neuropathic pain I(G) • Neuromuscular disorders Folding Upregulation • Dementias (stability) • Haploinsufficient diseases • Loss of function Protein- Processing protein interaction 57

Correct a nonsense mutation using ADAR editing to restore protein expression and function ADAR editing of Downstream protein interactions mRNA Post- Correction translational modification I(G) Folding Upregulation (stability) Protein- Processing protein interaction 58

RNA editing of nonsense mutation found in MECP2 (Rett Syndrome) restores functional protein

Normal: ... CGA... wild type protein
Rett Syndrome: ... TGA... premature stop codon
ADAR editing: ... TGG... restored protein

Variant base
ADAR editing site

Nonsense mutations found in Rett Syndrome can occur in multiple locations on RNA transcript:



in vitro ADAR editing of over 60% targeting MECP2 disease transcript

PN chemistry improved editing efficiency *in vitro*



Percentage A → G editing
100
80
60
40
20
0
mock
PS
PS-PN

Dose-dependent RNA editing of MECP2 mutation with PS/PN AIMer



Dosed with hADAR
Control (no hADAR)
Percentage A → G editing
100
80
60
40
20
0
0.0001
0.001
0.01
0.1
1
10
100
[nM]

Full length MECP2 protein is expressed following ADAR editing



Ladder
PS/PN AIMer
NTC
Mock
Naive
116
66
40
ADAR Edited MECP2
Endogenous MECP2
Loading Control

293T cells transfected with both nonsense mutation on MECP2 (GFP-fusion construct) and ADAR plasmids. AIMers transfected for 48h prior to RNA extraction and sequencing. Percentage editing determined by Sanger sequencing. Left: Single dose (25nM) treatment Middle: Full dose response curve (25nM, 5-fold dilution, 48h treatment) in presence or absence of hADAR Right: Western blot for MECP2 protein. Three biological replicates, NTC AIMer, mock and naive 293T cells probed for fusion protein.

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Restored MECP2 retains proper nuclear localization


Functional domains on MECP2
NTD
MBD
ID
NLS
TDR
NID
CTD
R168W


Mock
WT
R168W
DAPI FLAG


Cytoplasm
Nucleus
Mock
WT
R168W
R168W
Mock
WT
R168W
R168W
125
90
70
38
30
25
15
FLAG
MECP2
GAPDH
(Loading Control Cytoplasm)
Histone H3
(Loading Control Nucleus)

293T cells transfected with plasmids containing either wildtype or R168W MECP2 (FLAG-fusion construct) for 72hr. Left: Immunofluorescence staining with anti-FLAG monoclonal antibody (green), nuclei were counterstained with DAPI (blue). Right: Western blot analysis of cellular fractionation to isolate cytoplasm and nucleus. Mock, WT MECP2, and two biological replicates of MECP2 (R168W) transfected 293T cells probed for FLAG-tagged MECP2 protein.

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60

Restored MECP2 binds to coregulatory proteins and recruits HDAC3, further suggesting functional restoration



Functional domains on MECP2
NTD
MBD
ID
NLS
TDR
NID
CTD
R168W



NCoR/SMRT complex
d
FOXO3 deacetylation and promoter recruitment
GPS2
HDAC3
TBL1XR1
TBL1X
Ncor,SMRT
FOXO3
MECP2
DNA methylation
Neuronal gene activation



Mock
WT
R168W
90
70
FLAG
MECP2
NCoR1
260
90
70
50
TBLR1
IgG Heavy Chain
HDAC3

NCoR1 - Transcriptional coregulatory proteins that facilitates the recruitment of HDAC3 to DNA promoter regions
TBLR1 - Scaffold protein facilitating assembly of multi-protein complexes
HDAC3 – Histone deacetylase that removes acetyl group from histones, allowing histones to wrap DNA more tightly and suppress target gene expression

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293T cells transfected with plasmids containing either wildtype or R168W MECP2 (FLAG-fusion construct). Transfected for 72h prior to nuclear extraction and immunoprecipitation with anti-FLAG tagged magnetic beads. Right: Western blot analysis of immunoprecipitation eluates probed for FLAG-tagged MECP2 protein and NCoR1/SMRT complex.

61

ADAR editing to modulate protein-protein interactions: upregulating gene expression ADAR editing of Downstream protein interactions mRNA Post- Restore translational modification I(G) Folding Upregulation (stability) Protein- Processing protein interaction 62

ADAR to modify protein-protein interactions Basal conditions KEAP1 Nrf2 Nrf2 is degraded Transcription is repressed Nrf2-mediated gene transcription program KEAP1 binds Nrf2, targeting Nrf2 for proteosomal degradation and repressing Nrf2 mediated gene transcription 63

ADAR to modify protein-protein interactions

Basal conditions


KEAP1
Nrf2
Nrf2 is degraded
Transcription is repressed
Nrf2 mediated gene transcription {A:B:C:D}

KEAP1 binds Nrf2, destabilizing Nrf2 and repressing Nrf2 mediated gene transcription

ADAR modified pathway


KEAP1
ADAR editing sites
Nrf2 is stabilized
Nrf2 translocates to nucleus and activates gene expression
Nrf2
Nrf2 activated genes {A:B:C:D}

ADAR editing to change one amino acid in KEAP1 or Nrf2 could allow for stabilization of Nrf2 and activation of Nrf2 mediated gene transcription

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64

ADAR editing alters multiple amino acids on two different proteins in vitro Amino acid targets Changed amino acid 10 Control 9 Tyr Cys AIMer 1 8 Arg Gly AIMer 2 → Evaluated gene 7 Tyr Cys AIMer 3 KEAP1 transcription 6 Asn Asp AIMer 4 ADAR 5 Tyr base Cys AIMer 5 editing 4 Asn Asp AIMer 6 Ser Gly AIMer 73 Ser Gly AIMer 82 His Arg AIMer 91 % Editing mRNA1 (KEAP1) Amino acid targets Changed amino acid % Editing mRNA1 (Protein-1) 8 Control 7 Gln Arg AIMer 10 6→ Evaluated gene Ile Val AIMer 11 transcription 5 Asp Gly AIMer 12 ADAR 4 Nrf2 Glu Gly base AIMer 13 editing 3 Glu Gly AIMer 14 2 Glu Gly AIMer 15 1 Asp Gly AIMer 16 293T cells transfected with 20nM of AIMer, ADAR-p110 or ADAR-p150 plasmid. RNA collected 65 % Editing mRNA2 (Nrf2) 48h, editing quantified by PCR and Sanger (n=2). % Editing mRNA2 (Protein-2) 0 20 40 60 80 0 100 20 40 60 80 100

ADAR editing activates multiple genes confirming disrupted protein-protein interaction in vitro ADAR editing of either KEAP1 or Nrf2 directs gene activation Control SLC7a11/mRNA-B Contro 1l0 Contro 1l0 NQO1/mRNA-A Control Control Control 9 9 AIMer 1 AIMer 18 8 AIMer 2 AIMer 2 7 7 AIMer 3 AIMer 3 6 6 KEAP1 AIMer 4 AIMer 4 5 5 AIMer 10 AIMer 10 4 4 AIMer 11 AIMer 11 3 3 AIMer 12 AIMer 12 2 2 AIMer 13 AIMer 13 1 1 Fold increase over control Fold increase over control Control Control HMOX1/mRNA-C SRGN/mRNA-D 10 10 Control Control 9 9 AIMer 1 AIMer 1 8 8 AIMer 2 AIMer 2 7 7 AIMer 3 AIMer 3 6 6 AIMer 4 5 AIMer 4 5 AIMer 10 4 AIMer 10 4 AIMer 11 3 AIMer 11 3 Nrf2 mediated gene AIMer 12 2 AIMer 12 Nrf2 2 transcription {A:B:C:D} AIMer 13 1 AIMer 13 1 Fold increase over control Fold increase over control Gene expression quantified by PCR (n=2) 66 0 5 10 15 0 20 5 10 15 20 0 100 200 300 400 500 0 5 10 15

ADAR editing expands target universe in CNS • PN chemistry expands addressable CNS disease target space, enabling protein restoration and protein modulation by leveraging shared learnings across ADAR programs – Editing of UGP2 in vivo in CNS tissues is durable out to 4 months – Discovery-stage MECP2 program for Rett Syndrome demonstrates restoration of functional MECP2 protein with ADAR editing in vitro to correct nonsense mutation – Disrupting protein–protein interactions enables access to new mechanisms 67

Restoring Functional AAT Protein with ADAR Editing: Program Update Paloma Giangrande, PhD VP, Platform Discovery Sciences 68

Leading RNA editing program provides optimal approach for treatment of AATD

1) Restore circulating, functional wild-type M-AAT

2) Reduce Z-AAT protein aggregation in liver

3) Retain M-AAT physiological regulation



M-AAT reaches lungs to protect from proteases


Z-AAT

Wild-type M-AAT protein replaces Z-AAT with RNA correction



M-AAT secretion into bloodstream

Wave ADAR editing approach addresses all goals of treatment

GalNAc-conjugated for subcutaneous delivery

Risk of disease	
Null *(no AAT)*	Highest risk *(lung)*
PI*ZZ	High *(lung + liver)*
PI*SZ	
PI*MZ	Low
PI*MM	Normal

~200K people in US and EU with mutation in *SERPINA1* Z allele (PI*ZZ)

AAT: Alpha-1 antitrypsin; Sources: Strnad 2020; Blanco 2017

69

Today’s update on AATD program Demonstrate restoration of Assess specificity and Chemistry optimization to Path to development functional M-AAT candidate duration of effect improve potency 70

3-Fold increase Focused on restoring wild-type M-AAT in vivo In vitro proof of concept In vivo proof of concept SERPINA1 Z allele mRNA editing 1 0 0 8 0 6 0 4 0 2 0 0 NT SA1-1 SA1-2 Liver AAT aggregation observed in AATD is recapitulated in AAT protein concentration in media mouse model * * *** * 6 0 0 0 4 0 0 0 2 0 0 0 NT SA1-1 SA1-2 AATD: Alpha-1 antitrypsin deficiency, Z-AAT: mutated protein, M-AAT: wild-type human AAT protein 71 (Left) Hematoxylin and PAS stain and (Right) immunohistochemistry for AAT protein with hematoxylin counterstain in the huADAR/AATD mouse liver N T S A 1 -1 S A 1 -2 N T S A 1 -1 S A 1 -2 AAT Protein ng/ml % Z allele mRNA editing S e r p in A 1 P r o te in n g /m l % S e r p in A 1 -P IZ m R N A E d itin g

Achieving 40% editing of Z allele mRNA at single time point SERPINA1 Z allele mRNA editing levels nearing correction to heterozygote (MZ) SERPINA1 editing huADAR SERPINA1 editing huADAR mouse hepatocytes SA1-3 100 50 SA1-4• GalNAc-conjugated compounds **** 80 40 **** • Up to 40% editing of Z allele 60 30 mRNA in liver of transgenic human ADAR mice at day 7 40 20 20 10 0 0 0.001 0.01 0.1 1 10 UGP2 PBS SA1 - 3 SA1 - 4 NTC Concentration (mM) AIMers Z allele mRNA editing in vivo AAT protein increase Wild-type M-AAT functional huADAR/SERPINA1 mice administered PBS or 3 x 10 mg/kg AIMer (days 0, 2, and 4) SC. Samples collected day 7. Stats: One-way ANOVA; NTC: non- 72 targeting control % Editing % Editing

ADAR editing is highly specific; no bystander editing observed on SERPINA1 transcript

RNA editing only detected at PiZ mutation site in SERPINA1 transcript
(mouse liver)



C 0%
T 100%
PBS
10000
5000
0
94380000
94384000
94388000
Coverage
C 48.2%
T 51.8%
SA1-4 AIMer
9000
6000
3000
0
94380000
94384000
94388000
SERPINA1
Editing site (PiZ mutation)

RNA editing within transcriptome
(mouse liver)



SERPINA1
(PiZ mutation site)
Coverage
6000
4000
2000
0
0
10
20
30
40
50
% Editing

Highly specific Z allele mRNA editing *in vivo* | **AAT protein increase** | **Wild-type M-AAT functional**

WAVE LIFE SCIENCES

Mice were at dosed at 3 x 10mg/kg on days 0, 2, and 4 SC. Liver biopsies were collected on day 7. RNAseq was conducted using strand-specific libraries. To quantify on-target SERPINA1 editing reads were mapped to human SERPINA1 and to quantify off-target editing reads were mapped to entire mouse genome; plotted circles represent sites with LOD>3 (N=4)

PRISM

73

Achieving therapeutically meaningful increases in circulating human AAT protein

3-fold increase in circulating human AAT as compared to PBS at initial timepoint



Human AAT concentration in serum
Serum AAT (µg/ml)
800
600
400
200
0
3-fold increase at day 7
11µM
n.s
****
****
PBS
UGP2 NTC
SA1-3
SA1-4
Pre-dose
Day 7

AAT serum levels by genotype

PI*MZ	~3 to 5-fold increase
PI*SZ	~2-fold increase
PI*ZZ	~3 – 7 uM

✓ Z allele mRNA editing *in vivo* | ✓ AAT protein increase | Wild-type M-AAT functional

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Statistics (ELISA): Matched 2-way ANOVA with correction for multiple comparisons (Bonferroni) was used to test for differences in AAT abundance in treated samples compared to PBS Statistics; de Serres et al., J Intern Med. 2014; NTC: non-targeting control

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ADAR editing restores circulating, functional M-AAT


Wild-type M-AAT detected with ADAR editing
3-fold increase in total AAT
Serum AAT protein (ug/ml) (Mean, s.e.m)
600
300
0
Human wild-type M-AAT
Pre-dose
Day 7
Pre-dose
Day 7
PBS
SA1-4


Significant increase in neutrophil elastase inhibition with ADAR editing
~2.5-fold increase
% Relative Elastase Inhibition
100
80
60
40
20
0
n.s
***
****
Pre-dose
Day 7
PBS
UGP2 NTC
SA1-3
SA1-4

- Z allele mRNA editing *in vivo*
- AAT protein increase
- Wild-type M-AAT functional

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Left: Mass spectrometry and ELISA Right: (Elastase inhibition): Matched 2-way ANOVA with correction for multiple comparisons (Bonferroni) was used to test for differences in elastase inhibition activity in serum collected at day 7 vs pre-dose for each treatment group; NTC: non-targeting control

75

Increase in circulating human AAT is durable, with restored M-AAT detected one month post last dose Human AAT serum concentration ≥3-fold Restored wild-type M-AAT detected over higher over 30 days post-last dose 30 days post-last dose 800 M-AAT production 800 *** *** Elevated Z-AAT at Day 35 600 11 mM 600 suggests clearance of ** intracellular Z-AAT ** aggregates with AIMers ns 400 400 *** 200 200 0 0 0 7 14 21 28 35 0 35 0 7 14 21 28 35 Days Days SA1-4 PBS Dose SA1-4 PBS Z-AAT (mutant) M-AAT (wild type) SA1-4: GalNAc AIMer (Left) huADAR/SERPINA1 mice administered PBS or 3 x 10 mg/kg AIMer (days 0, 2, and 4) SC. AAT levels quantified by ELISA. 76 Data presented as mean ± sem. Stats: Matched 2-way ANOVA ns nonsignificant, ** P<0.01, *** P<0.001. (Right) Proportion of AAT in serum, Z type (mutant) or M type (wild type), measured by mass spectrometry, total AAT levels quantified by ELISA Serum AAT mg/mL Serum AAT mg/mL

Optimization further improves potency

50% mean editing observed with half dose in mice at Day 7

SERPINA1 RNA editing huADAR mouse with GalNAc AIMers
(3x5 mg/kg, SC)



*
*
60
40
20
0
% Editing
50% editing
PBS
SA1-4
SA1-5
SA1-6
Initial chemistry
Optimized chemistry

Chemistry optimization:

- ✓ Increases Z allele mRNA editing efficiency



Chemistry
Stereochemistry

WAVE LIFE SCIENCES

AIMers administered hu*ADAR*/*SERPINA1* mice (3x5 mg/kg) on days 0, 2, and 4. Livers collected on day 7, and SERPINA1 editing was quantified by Sanger sequencing (shown as mean ±. sem) Stats: One-way ANOVA was used to test for differences in editing between SA1-4 and other oligos * P<0.05

77

Optimization further improves M-AAT restoration

4-fold increase in AAT protein (>15uM) relative to PBS at Day 7 with optimized AIMer

Initial chemistry

AAT concentration in serum



Serum AAT protein (ug/ml) (Mean, s.e.m)
1000
800
600
400
200
0
3-fold increase in total AAT
75% M-AAT
Pre-dose
Day 7
Pre-dose
Day 7
PBS
SA1-4

Optimized chemistry

AAT concentration in serum



Serum AAT protein (ug/ml) (Mean, s.e.m)
1000
800
600
400
200
0
4-fold increase in total AAT
85% M-AAT
11 µM
M-AAT (wild-type)
Z-AAT (mutant)
Pre-dose
Day 7
Pre-dose
Day 7
PBS
SA1-5

Chemistry optimization:

- ✓ Increases Z allele mRNA editing efficiency
- ✓ Higher fold-increase in circulating AAT protein relative to control
- ✓ Greater percentage of restored wild-type M-AAT protein relative to total AAT



Chemistry
Stereochemistry

WAVE LIFE SCIENCES

hu*ADAR*/*SERPINA1* mice administered PBS or 3 x 10 mg/kg AIMer (days 0, 2, and 4) SC. Proportion of AAT protein in serum, Z type or M type, measured by mass spectrometry, total AAT protein levels quantified by ELISA.

78

AATD development candidate expected in 2022 Demonstrate restoration of Path to development Assess specificity and Chemistry optimization to functional M-AAT duration of effect improve potency candidate ✓ GalNAc-conjugated ✓ ADAR editing is highly ✓ Chemistry optimization of • Ongoing and planned AIMers restore specific AIMers further increases preclinical studies therapeutically potency assessing durability, dose ✓ Restored, circulating meaningful levels of response and PK/PD wild-type M-AAT in serum ✓ Optimized AIMers restore functional, wild-type M- at 1-month post-last AAT in serum by 4-fold • Assessment of reduction AAT dose (>15uM) at Day 7 in Z-AAT aggregates and changes in liver ✓ Restored wild-type M-AAT pathology at 85% of total AAT 79

Closing Remarks Paul Bolno, MD, MBA President and CEO 80

Q&A Dr. Paul Bolno Dr. Chandra Vargeese President and Chief Technology Officer Chief Executive Officer Dr. Paloma Giangrande Dr. Ken Rhodes VP, Platform Discovery SVP, Therapeutics Discovery Sciences, Biology 81 81

Realizing a brighter future for people affected by genetic diseases For more information: Kate Rausch, Investor Relations krausch@wavelifesci.com 617.949.4827 82 82